UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐     Preliminary Proxy Statement

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☒     Definitive Proxy Statement

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☐     Soliciting Material under §240.14a‑12

Ardelyx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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ARDELYX, INC.

34175 Ardenwood Blvd.

Fremont, CA 94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2020

To the Stockholders of Ardelyx, Inc.:

The 2020 Annual Meeting of Stockholders, or the 2020 Annual Meeting, of Ardelyx, Inc., a Delaware corporation, or the Company, will be held on June 9, 2020 at 8:30 a.m. Pacific Time. The 2020 Annual Meeting will be held entirely online due to the emerging public health impact of the coronavirus outbreak (COVID‑19) and to support the health and well-being of our employees, stockholders and partners. You will be able to attend and participate in the 2020 Annual Meeting online. In order to participate online you will need to register at register.proxypush.com/ARDX. Once registered, you will be able to attend the meeting online where you will be able to listen to the meeting live and vote. The 2020 Annual Meeting will be held for the following purposes:

1.	To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified;
2.

To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;

3.

To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement accompanying this notice pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”);

4.	To approve, on a non-binding, advisory basis, whether a Say-on-Pay vote should occur every one (1) year, every two (2) years or every three (3) years; and
5.	To transact such other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned the Company’s common stock at the close of business on April 15, 2020 may vote at the 2020 Annual Meeting or any adjournments that take place.

We have elected to provide our proxy materials to our stockholders over the internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are mailing most of our stockholders a paper copy of the Notice of Internet Availability of Proxy Materials, or the Notice, but not a paper copy of our proxy statement and our 2019 Annual Report to Stockholders. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2019 Annual Report to Stockholders and a form of proxy card or voting instruction card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

You are cordially invited to attend the virtual 2020 Annual Meeting online. Whether or not you plan to attend the 2020 Annual Meeting online, please vote as soon as possible. You may vote over the internet or by a toll-free telephone number. If, however, you requested to receive paper proxy materials, then you may also vote by mailing a complete, signed and dated proxy card or voting instruction card in the envelope provided. Please note that any stockholder attending the 2020 Annual Meeting may vote online at the 2020 Annual Meeting, even if the stockholder has already voted over the internet or by phone or returned a proxy card or voting instruction card by mail.

Our board of directors recommends that you vote “FOR” the election of the director nominees named in Proposal No. 1 of the proxy statement, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal No. 2 of the proxy statement, “FOR” the approval, on a non-binding, advisory basis, of the Say-On-Pay proposal as described in Proposal No. 3 of the proxy statement and “EVERY ONE YEAR” on a non-binding, advisory basis as the frequency of future Say-on-Pay votes as described in Proposal No. 4 of the proxy statement.

By Order of the Board of Directors:

/s/ Elizabeth Grammer
Elizabeth Grammer
Chief Legal and Administrative Officer

Fremont, California
April 24, 2020

ARDELYX, INC.

34175 Ardenwood Blvd.

Fremont, CA 94555

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2020

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2020

This proxy statement and our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019 are available on our website at www.ardelyx.com and at www.astproxyportal.com/ast/19476.

Unless the context requires otherwise, in this proxy statement the terms “Ardelyx,” “we,” “us,” “our” and “the Company” refer to Ardelyx, Inc.

QUESTIONS AND ANSWERS REGARDING THE PROXY MATERIALS AND THE VOTING PROCESS

Why am I receiving these proxy materials?

We have made these proxy materials available to you on the internet or, upon your request, have delivered paper proxy materials to you, because the board of directors of Ardelyx is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, or the 2020 Annual Meeting, or any adjournments that take place. The 2020 Annual Meeting will be held online on June 9, 2020 at 8:30 a.m. Pacific Time. You may register to attend the online meeting at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020. As a stockholder, you are invited to attend the 2020 Annual Meeting online and are requested to vote on the proposals described in this proxy statement. However, you do not need to attend the 2020 Annual Meeting to vote.

What is included in the proxy materials?

The proxy materials include:

•

This proxy statement, which includes information regarding the proposals to be voted on at the 2020 Annual Meeting, the voting process, corporate governance, the compensation of our directors and certain executive officers, and other required information;

•	Our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019; and
•	The proxy card or a voting instruction card for the 2020 Annual Meeting.

The proxy materials are being mailed or made available to stockholders on or about April 24, 2020, and are available at www.ardelyx.com.

Why did I receive a Notice of Internet Availability of Proxy Materials, or the Notice, in the mail instead of a complete set of paper proxy materials?

We have elected to provide our proxy materials to our stockholders over the internet as permitted by the rules of the U.S. Securities and Exchange Commission, or SEC. As a result, we are mailing most of our stockholders a paper copy of the Notice, but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access the proxy materials over the internet, and how to request a paper copy of the proxy materials. All stockholders who have previously elected to receive a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail until the stockholder terminates such election.

Why did I receive a complete set of paper proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Who can vote at the 2020 Annual Meeting?

Only stockholders of record at the close of business on April 15, 2020 will be entitled to vote at the 2020 Annual Meeting. On this record date, there were 89,056,759 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on April 15, 2020, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the 2020 Annual Meeting or vote by proxy. Whether or not you plan to attend the 2020 Annual Meeting, please vote as soon as possible by internet, telephone or by mail as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, at the close of business on April 15, 2020, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2020 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent how to vote the shares in your account. However, because you are not the stockholder of record, you may not attend the 2020 Annual Meeting online nor vote your shares online at the 2020 Annual Meeting unless request and obtain a valid proxy from your broker or other agent reflecting the number of shares of Ardelyx common stock you held as of the record date, your name and email address.  You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern Time on June 2, 2020.

What proposals are scheduled for a vote?

There are four proposals scheduled for a vote at the 2020 Annual Meeting:

•	Proposal No. 1 — To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified;
•

Proposal No. 2 — To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

•

Proposal No. 3 — To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”); and

•	Proposal No. 4 — To approve, on a non-binding, advisory basis, whether a Say-on-Pay vote should occur every one (1) year, every two (2) years or every three (3) years.

How do I vote?

For Proposal No. 1, you may either vote “FOR” all nominees to the board of directors or you may “WITHHOLD” your vote for any nominee you specify. For Proposals No. 2 and No. 3, you may either vote “FOR” or “AGAINST” or you may abstain from voting. For Proposal No. 4, you may vote “EVERY ONE YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS” or you may abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the virtual 2020 Annual Meeting or vote by internet, telephone or by mail. Whether or not you plan to attend the 2020 Annual Meeting online, please vote as soon as possible to ensure your vote is counted. You may still attend the 2020 Annual Meeting online and vote in person even if you have already voted by proxy.

•

By Attending the 2020 Annual Meeting Online. You may vote online at the 2020 Annual Meeting by attending the 2020 Annual Meeting online. To attend the 2020 Annual meeting online, you must register online at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020 and follow the on-screen instructions.

•

To vote by proxy by internet or telephone. If you have internet or telephone access, you may submit your proxy by following the instructions provided in the Notice, or if you received paper proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

•

To vote by proxy by mail. If you received paper proxy materials, you may submit your proxy by mail by completing and signing your proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by internet or telephone as instructed by your broker or other agent. To vote online at the 2020 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials, or contact your broker or bank to request a proxy form.

Can I vote my shares by completing and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by internet, by telephone, by requesting and returning a paper proxy card or voting instruction card, or by voting online at the 2020 Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of the Company’s common stock you owned as of April 15, 2020.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each nominee for director (Proposal No. 1), “FOR” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 (Proposal No. 2), “FOR” the approval, on a non-binding, advisory basis, of the Say-On-Pay proposal (Proposal No. 3) and “EVERY ONE YEAR” on a non-binding, advisory basis as the frequency of future Say-on-Pay votes (Proposal No. 4). If any other matter is properly presented at the 2020 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one Notice or proxy card?

If you receive more than one Notice or proxy card, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must vote pursuant to the instructions on each Notice or return each proxy card.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the 2020 Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy, bearing a date later than the date of the original proxy.
•

You may send a timely written notice, bearing a date later than the date of the original proxy, that you are revoking your proxy to the Company’s Chief Legal and Administrative Officer at the following email address:   general-counsel@ardelyx.com.

•	You may attend the virtual 2020 Annual Meeting and vote online. Simply attending the 2020 Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held in “street name” by your broker or other agent, you should follow the instructions provided by your broker or agent to change your vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present in attendance at the virtual 2020 Annual Meeting. On the record date, there were 89,056,759 shares outstanding and entitled to vote. Accordingly, the holders of 44,528,380 shares must be present at the 2020 Annual Meeting to have a quorum. Your shares will be counted toward the quorum at the 2020 Annual Meeting only if you vote online at the meeting, or you submit a valid proxy vote.

Abstentions and broker non-votes (as described below) will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares present and entitled to vote at the meeting or represented by proxy may adjourn the 2020 Annual Meeting to another date.

How are votes counted?

With respect to the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.

With respect to the ratification of Ernst & Young LLP as of our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2), you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

With respect to the Say-On-Pay proposal (Proposal 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

With respect to the frequency of the Say-On-Pay vote (Proposal 4), you may vote for “EVERY ONE YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or you may “ABSTAIN.” Abstentions and broker non-votes will have no effect on the vote for this proposal.

Votes will be counted by the Inspector of Elections appointed for the 2020 Annual Meeting. The Inspector of Elections will separately count “FOR” votes for the election of directors (Proposal 1), “FOR” and “AGAINST” votes, abstentions and, if any, broker non-votes for the ratification of the selection of Ernst & Young LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2020 (Proposal 2), “FOR” and “AGAINST” votes, abstentions and, if any, broker non-votes for the approval, on a non-binding, advisory basis, of the Say-On-Pay (Proposal 3) and votes for “EVERY ONE YEAR,” “EVERY TWO YEARS,” and “EVERY THREE YEARS” for the non-binding, advisory frequency of future Say-on-Pay votes (Proposal 4).

If your shares are held by your broker or other agent as your nominee (that is, held beneficially in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares. If you do not give voting instructions to your broker or other agent, your broker or other agent can only vote your shares with respect to “routine” matters (as described below).

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Proposal No. 1 to elect directors, Proposal No. 3 to approve the Say-On-Pay and Proposal No. 4 to approve the frequency of Say-On-Pay votes are all non-routine matters, but Proposal No. 2 to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 is a “routine” matter.

How many votes are needed to approve each proposal?

•

Proposal No. 1 — To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. Directors shall be elected by a plurality of the votes cast, which means that the three nominees receiving the most “FOR” votes (from the votes of shares present in attendance or represented by proxy and entitled to vote on the election of directors) will be elected. “WITHHOLD” votes and broker non-votes will not be counted towards the vote total for this proposal.
•

Proposal No. 2 — To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. The ratification of our Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of the majority of the votes cast, which means the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal. Because Proposal No. 2 is considered a “routine” matter, no broker non-votes are expected in connection with this proposal.

•

Proposal No. 3 — To approve, on a non-binding, advisory basis, the Say-On-Pay proposal. The Say-On-Pay Proposal requires the affirmative vote of the majority of the votes cast, which means the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions have the same effect as a vote “AGAINST” such proposal. Broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

•

Proposal No. 4 — To approve, on a non-binding, advisory basis, whether a Say-on-Pay vote should occur every one (1) year, every two (2) years or every three (3) years. The approval on the frequency of future Say-On-Pay votes requires that the option of every one year, every two years or every three years must receive the affirmative vote of the holders of a majority in voting power of the shares of the Company’s common stock which are present in attendance online during the 2020 Annual Meeting or by proxy and entitled to vote on such proposal will be determined to be the stockholders’ recommended frequency for future advisory votes on executive compensation. If none of the frequency alternatives (one year, two years or three years) receives a majority vote, the Company will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by its stockholders. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

Because votes on Proposals No. 3 and 4 are advisory, they will not be binding on the Board of Directors, the compensation committee of the Board of Directors or the Company. With respect to Proposal No. 3, the Board of Directors will review the voting results and take them into consideration when making future decisions about executive compensation. With respect to Proposal No. 4, the Board of Directors may decide that it is in the best interests of the Company and its stockholders to hold a stockholder advisory vote on executive compensation more or less frequently than the option recommended by stockholders.

How do I attend the Virtual Annual Meeting?

This year’s Annual Meeting will be held entirely online due to the emerging public health impact of the coronavirus outbreak (COVID‑19) and to support the health and well-being of our partners, employees and stockholders. Stockholders of record as of April 15, 2020 will be able to attend and participate in the 2020 Annual Meeting online by registering to attend at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020. Once you have registered, you will receive a link via the email you registered approximately one hour before the commencement of the 2020 Annual Meeting, and you will be able to join the online Annual Meeting by utilizing the link. To register for the 2020 Annual Meeting, you will need to have your account number which is included on your Notice and your proxy card.

Even if you plan to attend the 2020 Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the 2020 Annual Meeting.

Access to the Audio Webcast of the 2020 Annual Meeting. The live audio webcast of the 2020 Annual Meeting will begin promptly at 8:30 a.m. Pacific Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the 2020 Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Registration and Log in Instructions. To attend the online 2020 Annual Meeting, you will need to register at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020. Once you have registered, you will receive a link via the email you registered approximately one hour before the commencement of the 2020 Annual Meeting.  In order to register for the online 2020 Annual Meeting, Stockholders will need their unique account number which appears on the Notice and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and register to attend the meeting prior to the close of registration on June 5, 2020.

Submitting Questions prior to the virtual 2020 Annual Meeting. When you register for the 2020 Annual Meeting at register.proxypush.com/ARDX,  you will have the opportunity to submit a question to be answered during the meeting. This will be the only time that you have the opportunity to submit a question.

If you register to attend the 2020 Annual Meeting, the 2020 Annual Meeting’s Rules of Conduct will be available for your review on the day of the 2020 Annual Meeting via the link to attend the meeting that will be sent to you approximately an hour before the commencement of the meeting.

Technical Assistance. Beginning 15 minutes prior to the start of and during the virtual 2020 Annual Meeting, we will have a  support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you register to attend the 2020 Annual Meeting, you will receive a link via the email you registered approximately one hour prior to the commencement of the meeting. The email that includes the link will also include contact information should you require technical support when accessing the virtual meeting or during the virtual meeting.

How can I find out the results of the voting at the 2020 Annual Meeting?

We will disclose final voting results in a Current Report on Form 8‑K filed with the SEC within four business days after the 2020 Annual Meeting. If final voting results are unavailable at that time, then we intend to file a Current Report on Form 8‑K to disclose preliminary voting results and file an amended Current Report on Form 8‑K within four business days after the date the final voting results are available.

Implications of being a “smaller reporting company.”

We are a “smaller reporting company” as defined in the Securities and Exchange Act of 1934, as amended, or the Exchange Act, and as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our common stock held by non-affiliates exceeds $250 million as of the end of that year’s second fiscal quarter, and our annual revenues exceed $100 million during such fiscal year, or (2) the market value of our common stock held by non-affiliates exceeds $700 million as of the end of that year’s second fiscal quarter.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in the proxy materials for the 2021 Annual Meeting of Stockholders, your proposal must be submitted in writing by December 28, 2020, to the Company’s Corporate Secretary at Ardelyx, Inc., 34175 Ardenwood Blvd., Fremont, CA 94555. However, if the meeting is more than 30 days from June 9, 2021, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for that meeting.

If you wish to submit a proposal before the stockholders or nominate a director at the 2021 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in the proxy materials for that meeting, then you must follow the procedures set forth in our bylaws and, among other things, notify the Company’s Corporate Secretary in writing between February 14, 2021 and March 15, 2021. However, if the date of the 2021 Annual Meeting of Stockholders is more than 30 days before June 9, 2021, then you must give notice not later than the 90th day prior to that meeting, and if the date of the 2021 Annual Meeting of Stockholders is more than 60 days after June 9, 2021, you must give notice not later than the 10th day following the day on which public disclosure of that annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Except as otherwise provided by law, vacancies on the board of directors may be filled only by individuals elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy in a particular class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Our board of directors currently consists of nine directors and no vacancies, divided into the following three classes:

•	The Class I directors are William Bertrand, Jr., Esq., Onaiza Cadoret-Manier and Jan Lundberg, Ph.D., and their terms will expire at the 2021 Annual Meeting of Stockholders;
•	The Class II directors are Geoffrey A. Block, M.D., David Mott and Michael Raab, and their terms will expire at the 2022 Annual Meeting of Stockholders; and
•	The Class III directors are Robert Bazemore, Gordon Ringold, Ph.D. and Richard Rodgers, and their terms will expire at the 2020 Annual Meeting.

Our current Class III directors, Robert Bazemore, Gordon Ringold, Ph.D. and Richard Rodgers, have been nominated to serve as Class III directors and have agreed to stand for election. If the nominees for Class III are elected at the 2020 Annual Meeting, then each nominee will serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal.

Our directors are elected by a plurality of the votes cast. If a choice is specified on the proxy card by a stockholder, the shares will be voted as specified. If a choice is not specified on the proxy card, and authority to do so is not withheld, the shares will be voted “FOR” the election of the three nominees for Class III above. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by our management or the board of directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography and discussion of the specific attributes, qualifications, experience and skills of each nominee for director and each director whose term will continue after the 2020 Annual Meeting. Our board of directors and management encourage each nominee for director and each continuing director to attend the 2020 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE THREE CLASS III

NOMINEES FOR DIRECTOR.

CLASS III NOMINEES FOR DIRECTOR — To be elected for a three-year term expiring at the 2023 Annual Meeting of Stockholders

Robert Bazemore, age 52, was appointed to our board of directors in June 2016. Mr. Bazemore has served as President and Chief Executive Officer and a director of Epizyme, Inc. (Nasdaq: EPZM) since September 2015. Prior to joining Epizyme, Mr. Bazemore served as Chief Operating Officer of Synageva BioPharma Corp., which was acquired by Alexion Pharmaceuticals (Nasdaq: ALXN) for $8.4 billion in July 2015. Prior to that, Mr. Bazemore was President of Janssen Biotech, part of the Janssen Pharmaceutical Companies of Johnson & Johnson (NYSE: JNJ). Mr. Bazemore currently serves on the board of directors of Epizime, Inc. and Neon Therapeutics, Inc. (Nasdaq: NTGN). Mr. Bazemore received his B.S. in Biochemistry from the University of Georgia. Mr. Bazemore has demonstrated his ability to dedicate sufficient time and focus on his duties as a director of Ardelyx, including his role on the compensation committee. As President, Chief Executive Officer and a director of Epizyme, Mr. Bazemore does not serve on any Epizyme board committees, and accordingly serves only on board committees for Ardelyx and Neon. In the past year, Mr. Bazemore has attended 100% of the meetings for our board of directors and one of two meetings of our compensation committee. In accordance with our board’s standard practice, Mr. Bazemore reviews scheduled Ardelyx board and committee meeting dates a year in advance to confirm availability to participate and attend all board and committee meetings. Mr. Bazemore does not serve on the board of any privately-held companies. Our board of directors and compensation committee also believe that Mr. Bazemore provides great value to the board and compensation committee and contributes significantly to discussions and decision-making. Mr. Bazemore has extensive experience in the life sciences industry, including significant experience with commercial stage life science companies, and Mr. Bazemore also has significant current executive experience at Epizyme. Accordingly, our board of directors believes that Mr. Bazemore’s contributions as director are substantial, based upon his business expertise acquired in successfully holding executive and leadership positions in life sciences companies, and his demonstrated reliability and commitment to service on our board and compensation committee. We believe that Mr. Bazemore is qualified to serve on our board of directors due to his significant life science industry experience, including as a chief executive officer, and service on the boards of directors of life sciences companies.

Gordon Ringold, Ph.D., age 69, was appointed to our board of directors in June 2014. Dr. Ringold has served as the President and CEO of Quadriga BioSciences, Inc., a biotechnology company, since January 2015. From March 2000 to December 2013, Dr. Ringold served as Chairman and Chief Executive Officer of Alavita, Inc., a biotechnology company. From June 2001 until September 2016, Dr. Ringold served as a director of Alexza Pharmaceuticals, Inc. (Nasdaq: ALXA). Dr. Ringold received a Ph.D. in microbiology from the University of California, San Francisco, in the laboratory of Dr. Harold Varmus before joining the Stanford University School of Medicine, Department of Pharmacology. Dr. Ringold also received a B.S. in biology from the University of California, Santa Cruz. We believe that Dr. Ringold is qualified to serve on our board of directors due to his significant life science industry experience, including as a chief executive officer, and service on other boards of directors of publicly-traded life sciences companies.

Richard Rodgers, age 53, has served on our board of directors since March 2014. From March 2010 until August 2013, Mr. Rodgers was co-founder, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Tesaro, Inc. (Nasdaq: TSRO). Mr. Rodgers previously served as the Chief Financial Officer of Abraxis BioScience, Inc., a biotechnology company, from June 2009 to February 2010. Prior to that, Mr. Rodgers served as Senior Vice President, Controller and Chief Accounting Officer of MGI PHARMA, Inc., a biopharmaceutical company, from 2004 until its acquisition by Eisai Co. Ltd., a pharmaceutical company, in January 2008. Mr. Rodgers has held finance and accounting positions at several private and public companies, including Arthur Anderson & Co. Mr. Rodgers currently serves as a director of Rexahn Pharmaceuticals, Inc. (NYSE: RNN). Mr. Rodgers received a B.S. in Financial Accounting from St. Cloud State University and his M.B.A. in Finance from the University of Minnesota, Carlson School of Business. We believe that Mr. Rodgers is qualified to serve on our board of directors due to his financial background, significant industry experience, and service on other boards of directors of publicly-traded life sciences companies.

CLASS I DIRECTORS — To continue in office until the 2021 Annual Meeting of Stockholders

William Bertrand, Jr., Esq., age 55, was appointed to our board of directors in October 2015. Mr. Bertrand has served as the Chief Operating Officer at Adaptimmune Therapeutics Plc (Nasdaq: ADAP) since March 2017. From October 2015 to September 2016, Mr. Bertrand served as the Executive Vice President, General Counsel of Infinity Pharmaceuticals, Inc. (Nasdaq: INFI). From July 2013 to August 2015, Mr. Bertrand held a variety of positions with Salix Pharmaceuticals, Ltd., a biopharmaceutical company, including Senior Vice President, General Counsel, Acting Chief Operating Officer, and most recently, General Manager of Salix Pharmaceuticals following its acquisition by Valeant Pharmaceuticals International (NYSE: VRX) in April 2015. Prior to that, Mr. Bertrand pursued a 12 year career at Medimmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc (NYSE:AZN), serving in numerous roles of increasing responsibility, including as Executive Vice President and General Counsel from 2008 to 2013. Mr. Bertrand received his B.S. in Biology from Wayne State University and his J.D. from the University of Wisconsin-Madison. We believe that Mr. Bertrand is qualified to serve on our board of directors due to his legal and compliance background and significant life science industry experience.

Onaiza Cadoret-Manier, age 56, was appointed to our board of directors in March 2020. Ms. Cadoret-Manier has served as chief corporate development and commercial officer at Ionis Pharmaceuticals (Nasdaq: IONS), since January 2020. Ms. Cadoret-Manier previously was the chief commercial officer for Grail Biosciences, an early detection genomics company, from June 2018  until June 2019. Prior to Grail, from April 2011 until June 2018, she was vice president of the respiratory franchise at Genentech. Ms. Cadoret-Manier also has held multiple senior management positions overseeing corporate strategy, alliances, and marketing and sales for numerous disease areas for Genentech, Pfizer and Amylin Pharmaceuticals. She has an MBA from the University of Chicago and a bachelor’s degree in economics and accounting from City University of New York Queens College. We believe that Ms. Cadoret-Manier is qualified to serve on our board of directors due to her extensive commercial and operational experience with life sciences companies.

Jan Lundberg, Ph.D., age 66, was appointed to our board of directors in March 2018. Dr. Lundberg served as the President of Lilly Research Laboratories and Executive Vice President of Science and Technology for Eli Lilly and Company (NYSE: LLY) from January 2010 to March 2018. Prior to joining Lilly he served for ten years as global head of discovery research at AstraZeneca Plc (NYSE: AZN), where he was a member of the senior executive team. Dr. Lundberg also served as a professor at the Karolinska Institute’s department of pharmacology in Sweden, and was a cofounder of biotechnology company, Aerocrine. Dr. Lundberg currently serves on the board of directors of several privately held life sciences companies and non-profit organizations. Dr. Lundberg was instrumental in the establishment of the Innovative Medicines Initiative in Europe and the Accelerating Medicines Partnership with National Institutes of Health. Dr. Lundberg received a B.S.M. in medicine from the University of Gothenberg and a Ph.D. in pharmacology from the Karolinska Institute in Sweden. We believe that Dr. Lundberg is qualified to serve on our board of directors due to his extensive scientific research background and significant life science industry experience.

CLASS II DIRECTORS — To continue in office until the 2022 Annual Meeting of Stockholders

Geoffrey A. Block, M.D., age 54, was appointed to our board of directors in March 2019. Dr. Block has served as the Associate Chief Medical Officer of U.S. Renal Care since February 2020. Prior to that, Dr. Block served as Vice President, Nephrology of Reata Pharmaceuticals, Inc. (Nasdaq: RETA) from January 2019 to January 2020. Prior to that, Dr. Block held a variety of positions with the Denver Nephrology Division at Colorado Kidney Care/Denver Nephrologists, most recently serving as the Director of Clinical Research from 1998 to 2018. Dr. Block served as an associate professor in medicine at the University of Colorado Health Sciences Center from 2008 to 2018. Prior to that, Dr. Block served as an attending physician at St. Joseph’s Hospital and as the medical director of the DaVita-Lowry Hemodialysis Unit. Dr. Block received his M.D. from the University of Cincinnati College of Medicine and completed his fellowship in nephrology at that the University of Michigan at Ann Arbor. We believe that Dr. Block is qualified to serve on our board of directors due to his extensive experience in the field of nephrology, and his unique ability to understand the treatment options, needs and challenges for the patients we expect to serve.

David Mott, age 54, has served on our board of directors since March 2009 and as chairman of the board of directors since March 2014. Mr. Mott is currently a private investor through Mott Family Capital. Mr. Mott served as a general partner of New Enterprise Associates, or NEA, an investment firm focused on venture capital and growth equity investments from September 2008 to February 2020, where he led the healthcare investing practice. From 1992 until 2008, Mr. Mott worked at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc (NYSE:AZN), and served in numerous roles during his tenure including from October 2000 to July 2008 as president and chief executive officer, and previously as chief financial officer, and as president and chief operating officer. During that time, Mr. Mott also served as executive vice president of AstraZeneca Plc from June 2007 to July 2008 following AstraZeneca Plc’s acquisition of Medimmune Limited in June 2007. Prior to joining MedImmune Limited, Mr. Mott was a vice president in the healthcare investment banking group at Smith Barney, Harris Upham & Co. Inc. Mr. Mott received a B.A. in Economics and Government from Dartmouth College. Mr. Mott serves as the chairman of the board of directors for Adaptimmune (Nasdaq:ADAP), Epizyme, Inc. (Nasdaq:EPZM), Imara Inc. (Nasdaq:IMRA) and Mersana Therapeutics, Inc. (Nasdaq:MRSN) and as a member of the board of directors of several privately held life sciences companies. We believe that Mr. Mott is qualified to serve on our board of directors due to his extensive experience in the life sciences industry as a senior executive, his investment experience, strategic leadership track record and service on other boards of directors of life sciences companies.

Michael Raab, age 55, has served as our President and Chief Executive Officer and a director since March 2009. From 2002 to 2009, Mr. Raab was a partner at NEA, where he focused on investments in the biotechnology and pharmaceutical sectors. Prior to joining NEA, Mr. Raab spent 15 years in commercial and operating leadership roles in the biotech and pharmaceutical industries, including serving as Senior Vice President, Therapeutics and General Manager of the Renal Division at Genzyme Corporation, or Genzyme, a biotechnology company. Mr. Raab also spent two years with Genzyme’s diagnostic products and services division. Before Genzyme, Mr. Raab held business development and sales and marketing positions at Repligen Corporation, a life sciences company, and Bristol-Myers Corporation. Mr. Raab is currently the lead independent director of Amicus Therapeutics, Inc. (Nasdaq: FOLD), and also serves as a director of Tempest Therapeutics, a biotechnology company. Mr. Raab currently serves as a member of both of the Emerging Companies Section Governing Board and the Health Section Governing Board of the Biotechnology Innovation Organization. Mr. Raab received a B.A. from DePauw University. We believe Mr. Raab is qualified to serve on our board of directors based on his role as our President and Chief Executive Officer, his senior management experience in the life sciences sector, his investment experience and his current and past service on other boards of directors of public companies.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected Ernst & Young LLP, or EY, as our independent registered public accounting firm for the year ending December 31, 2020, and is seeking ratification of such selection by our stockholders at the 2020 Annual Meeting. EY has audited our financial statements since the fiscal year ended December 31, 2014. Representatives of EY are expected to be present in attendance online at the 2020 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of EY as our independent registered public accounting firm. However, the audit committee is submitting the selection of EY to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain EY. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of a majority of the shares cast at the 2020 Annual Meeting will be required to ratify the selection of EY.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2.

Audit and Related Fees

For the fiscal years ended December 31, 2019 and 2018, EY billed the approximate fees set forth below. All fees included below were approved by the audit committee.

	Year Ended December 31,
	2019	2018
Audit Fees(1)	$1,646,800	$909,200
Tax Fees(2)	30,000	—
Other Fees(3)	3,075	3,865
Total All Fees	$1,679,875	$913,065

(1)

This category consists of fees and expenses for professional services rendered for the audit of our annual financial statements, reviews of our interim quarterly reports, accounting and financial reporting consultations, and the issuance of consent and comfort letters in connection with statutory and regulatory filings or engagements. In 2019, Audit Fees also included fees and expenses rendered for the first integrated audit of our annual financial statements and of our internal controls over financial reporting.

(2)	This category consists of fees for professional services rendered by EY for tax compliance, tax advice and tax planning.
(3)	This category consists of fees related to accessing EY’s online research database.

Pre-Approval Policies and Procedures

The audit committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by the independent registered public accounting firm. This policy is set forth in the charter of the audit committee and available at http://ir.ardelyx.com/corporate-governance. The policy provides that before an independent registered public accounting firm is engaged by Ardelyx or its subsidiaries to render audit or non-audit services, the audit committee must review the terms of the proposed engagement and pre-approve the engagement. Audit committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to the pre-approval policies and procedures established by the audit committee regarding Ardelyx’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service provided and such policies and procedures do not include delegation of the audit committee’s responsibilities under the Exchange Act to management. The audit committee may delegate to one or more designated members of the audit committee the authority to grant pre-approvals, provided such approvals are presented to the audit committee at a subsequent meeting. Audit committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. The audit committee has considered the role of EY in providing audit and audit-related services to the Company and has concluded that such services are compatible with EY’s role as the Company’s independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board of directors. The audit committee’s functions are more fully described in its charter, which is available on our website at http://ir.ardelyx.com/corporate-governance.

In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2019 and the audited internal controls over financial reporting as of December 31, 2019. The audit committee has discussed with Ernst & Young LLP, or EY, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission, or SEC. In addition, the audit committee has discussed with EY their independence, and received from EY the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.” Finally, the audit committee discussed with EY, with and without management present, the scope and results of EY’s audit of the financial statements for the fiscal year ended December 31, 2019 and internal controls over financial reporting as of December 31, 2019.

Based on these reviews and discussions, the audit committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10‑K for the year ended December 31, 2019 for filing with the SEC.

Audit Committee
Richard Rodgers, Chair
William Bertrand, Jr., Esq.
David Mott

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is providing stockholders an opportunity to cast a non-binding, advisory vote to approve the compensation of our Named Executive Officers, or NEOs (sometimes referred to as a “Say-on-Pay” vote). Accordingly, you have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on the following non-binding resolution at the 2020 Annual Meeting:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the accompanying compensation tables and the related narrative disclosure in the proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the accompanying compensation tables and the related narrative disclosure. As described in detail in the section entitled “Executive Compensation,” our compensation programs are designed to reward, motivate, attract and retain top talent by rewarding performance based upon achievement of pre-approved annual goals and objectives. A portion of each NEO’s compensation is contingent upon overall corporate performance as well as specific performance metrics particular to each NEO’s position and consistent with the NEO’s role on the management team. We believe that our compensation programs align the interests of our NEOs with that of our stockholders and provide motivation for high performance levels from our NEOs.

Vote Required

Approval, on a non-binding, advisory basis, of the compensation of our NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of the majority of shares of common stock present online live or represented by proxy at the 2020 Annual Meeting and entitled to vote on such proposal. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as an “Against” vote for purposes of determining whether this matter has been approved. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

While your vote on this proposal is advisory and will not be binding on the Board of Directors, the Compensation Committee, the Company, and the Board of Directors value the opinions of the stockholders on executive compensation matters and will take into consideration the outcome of the vote when making future executive compensation decisions, to the extent they can determine the cause or causes of any significant negative voting results. Unless the Board of Directors modifies its determination on the frequency of future Say-On-Pay advisory votes, the next Say-On-Pay advisory vote will be held at the fiscal 2021 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is providing stockholders an opportunity to cast a non-binding, advisory vote on the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. Accordingly, you have the opportunity to vote on whether the Company should hold an advisory vote on executive compensation “EVERY ONE YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS or to “ABSTAIN” from voting.

The Board of Directors believes that a frequency of every one year for future advisory votes on executive compensation is the optimal interval for conducting and responding to a “Say-on-Pay” vote. The Board of Directors believes that an annual advisory “Say-on-Pay” vote will allow the stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the Company’s proxy statement each year. Currently, the Company conducts a "Say-on-Pay" vote every one year.

Vote Required

To constitute the recommendation of the stockholders, on a non-binding and advisory basis, for the frequency of future advisory votes on executive compensation, the applicable “Every One Year,” “Every Two Years” or “Every Three Years” option must receive the affirmative vote of the majority of shares of common stock present online live or represented by proxy at the 2020 Annual Meeting and entitled to vote on such proposal. However, if none of the frequency options (one year, two years or three years) receives such vote, the option of one year, two years or three years that receives the greatest number of votes duly cast will be considered to be the stockholders’ recommended frequency of future advisory votes on executive compensation. Abstentions and broker non-votes will be counted towards a quorum, but will otherwise not be counted for any purpose in determining the stockholders’ recommendation.

While your vote on this proposal is advisory and will not be binding on the Board of Directors, the Compensation Committee of the Board of Directors, or the Company, the Compensation Committee and the Board of Directors will take into consideration the outcome of the vote when deciding the frequency of future advisory votes on executive compensation. However, the Board of Directors may decide that it is in the best interests of the Company and its stockholders to hold a “Say-on-Pay” vote more or less frequently than the option recommended by the stockholders.

This non-binding “frequency” vote is required to be submitted to our stockholders at least once every six years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF EVERY ONE YEAR FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

CORPORATE GOVERNANCE

Board Composition

Director Independence

Our board of directors currently consists of nine members. Our board of directors has determined that all of our directors, as well as each individual nominated by our board of directors for election to our board of directors at the 2020 Annual Meeting, other than Mr. Raab, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Mr. Raab is not considered independent because he is an employee of our company.

The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director and director nominee that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s and each nominee’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors, nominees for election to our board of directors or our executive officers.

As described more fully below, the board of directors has also determined that each current member of the compensation committee, the audit committee and the nominating and corporate governance committee meets the independence standards applicable to those committees prescribed by Nasdaq, the SEC and the Internal Revenue Service.

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

Leadership Structure of the Board

Our amended and restated bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Mr. Mott currently serves as the Chairman of the Board. In that role, Mr. Mott presides over the executive sessions of the board of directors in which Mr. Raab does not participate and serves as a liaison to Mr. Raab and management on behalf of the board of directors.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and considers and approves or disapproves any related-persons transactions. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Meetings of the Board of Directors and Committees

During 2019, the board of directors met five times, the audit committee met six times, the compensation committee met two times and the nominating and corporate governance committee met once. In that year, each director attended at least 75% of the aggregate number of meetings of the board of directors and the committees on which he or she served. As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;
•	monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
•

is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates; and
•	reviews the audit committee charter and the committee’s performance.

In 2019, Messrs. Rodgers and Bertrand and Dr. Annalisa Jenkins served as members of the audit committee. In March 2020, Dr. Jenkins stepped down from the audit committee in connection with her resignation from our board of directors and we appointed Mr. Mott as her successor. Mr. Rodgers serves as the chairperson of the committee. Each of the members of our audit committee during 2019 met, and each of the current members of our audit committee, meets or will meet, the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Rodgers is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that each of the members of our audit committee during 2019 was, and each of the current members of our audit committee is or will be an “independent director” under the heightened independence standards under the applicable rules of Nasdaq. Our audit committee has been established in accordance with the rules and regulations of the Exchange Act. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the audit committee charter is available to security holders on the Company’s website at http://ir.ardelyx.com/corporate-governance.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers, other than the Chief Executive Officer, based on such evaluations. The board of directors retains the authority to determine and approve, upon the recommendation of the compensation committee, the compensation of the Chief Executive Officer. Our executive officers submit proposals to the board of directors and compensation committee regarding our executive and director compensation. The compensation committee also approves grants of stock options and other awards under our stock plans. The compensation committee has delegated authority to the Chief Executive Officer to grant stock options to purchase shares of common stock to existing and new non-senior management team employees, with such individual grants to be consistent with equity grant guidelines provided by our compensation consultant and approved by the compensation committee. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

In 2019, Messrs. Mott, Bazemore and Rodgers and Dr. Lundberg served as members of the compensation committee. The current members of our compensation committee are Messrs. Mott, Bazemore and Rodgers and Dr. Lundberg. Mr. Mott serves as the chairman of the committee. Each of the members of our compensation committee during 2019 was, and each of the current members of our compensation committee, is or will be, an “independent director” under the applicable rules and regulations of The Nasdaq Global Market, a “non‑employee director” as defined in Rule 16b‑3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or Section 162(m). The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the compensation committee charter is available to security holders on the Company’s website at http://ir.ardelyx.com/corporate-governance.

For fiscal year 2019, the compensation committee retained Pearl Meyer & Partners, LLC, or Pearl Meyer, a national executive compensation consulting firm, to conduct market research and analysis on our various executive positions, to assist the committee in developing appropriate incentive plans for our executives on an annual basis, to provide the committee and our board of directors with advice and ongoing recommendations regarding material executive compensation decisions, to provide the committee with advice regarding appropriate compensation for our non-employee directors, and to review compensation proposals of management. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Pearl Meyer addressed each of the six independence factors established by the SEC with the compensation committee. Its responses affirmed the independence of Pearl Meyer on executive and board of directors compensation matters. Based on this assessment, the compensation committee determined that the engagement of Pearl Meyer did not raise any conflicts of interest or similar concerns. The compensation committee also evaluated the independence of other outside advisors to the compensation committee, including outside legal counsel, considering the same independence factors and concluded their work for the compensation committee does not raise any conflicts of interest.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters. In 2019, Drs. Ringold, Block and Jenkins and Mr. Mott served as members of the nominating and corporate governance committee. In March 2020, Dr. Jenkins and Mr. Mott stepped down from the nominating and corporate governance committee and we appointed Ms. Cadoret-Manier and Mr. Bertrand as their successors. The current members of our nominating and corporate governance committee are Drs. Ringold and Block and Ms. Cadoret-Manier. Dr. Ringold serves as the chairman of the committee.

Each of the members of our nominating and corporate governance committee during 2019 was, and each of the current members of our nominating and corporate governance committee is, an “independent director” under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. Following the 2020 Annual Meeting, we will continue to comply with Nasdaq’s rules regarding independent director oversight of director nominations under either Nasdaq Rule 5605(e)(1)(A) or 5605(e)(1)(B). The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the nominating and corporate governance committee charter is available to security holders on the Company’s website at http://ir.ardelyx.com/corporate-governance.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	personal and professional integrity;
•	ethics and values;
•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	experience in the industries in which we compete;
•	experience as a board member or executive officer of another publicly held company;
•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	conflicts of interest; and
•	practical and mature business judgment.

Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. At this time, our nominating and corporate governance committee does not have a policy with regard to the consideration of director candidates recommended by our stockholders, but expects to adopt such a policy in the future. Until such a policy is adopted, our board of directors and nominating and corporate governance committee will consider candidates recommended by our stockholders on a case-by-case basis. Stockholders wishing to recommend a candidate for membership on our board of directors for the next fiscal year should follow the procedures described in this proxy statement under the headings “When are stockholder proposals due for next year’s annual meeting?” and “Stockholder Communications with the Board of Directors.”

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://ir.ardelyx.com/corporate-governance. We expect that any substantive amendments to the code, or any waivers of its requirements, will be disclosed on our website. The reference to our web address does not constitute incorporation by reference of the information contained at or available through our website.

Director Attendance at Annual Meetings

Our board of directors has a policy of encouraging director attendance at our annual meetings of stockholders, but attendance is not mandatory. Our board of directors and management team encourage all of our directors to attend the 2020 Annual Meeting. All of our then-serving directors attended our 2019 annual meeting of stockholders.

Stockholder Communications with the Board of Directors

A stockholder may communicate with the board of directors, or an individual director, by sending written correspondence to the Company’s Chief Legal and Administrative Officer at Ardelyx, Inc., 34175 Ardenwood Blvd., Fremont, CA 94555. The Chief Legal and Administrative Officer will review such correspondence and forward it to the board of directors, or an individual director, as appropriate.

Compensation Committee Interlocks and Insider Participation

During 2019, Messrs. Mott, Bazemore and Rodgers and Dr. Lundberg served as members of our compensation committee. None of Messrs. Mott, Bazemore or Rodgers or Dr. Lundberg has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions either entered into since January 1, 2019 or entered into prior to January 1, 2019 which have continuing obligations and to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Participation in Public Offering

In connection with our December 2019 public offering of 23,000,000 shares of common stock at a price to the public of $6.25 per share, certain of our principal stockholders purchased shares of our common stock on the same terms as the other shares offered and sold in the public offering. The purchasers included the following principal stockholders: 800,000 shares of common stock were purchased by entities associated with New Enterprise Associates for an aggregate purchase price of $5 million; 4,000,000 shares of common stock were purchased by entities associated with Deerfield for an aggregate purchase price of $25 million; 4,000,000 shares of common stock were purchased by RA Capital Management, L.P. for an aggregate purchase price of $25 million; 3,000,000 shares of common stock were purchased by Adage Capital Partners, L.P. for an aggregate purchase price of 18.75 million; and 1,600,000  shares of common stock were purchased by entities associated with Rock Springs Capital for an aggregate purchase of $10 million.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

NON-EMPLOYEE DIRECTOR COMPENSATION

Our board of directors has approved a compensation policy for our non-employee directors, or the Director Compensation Program, which is periodically reviewed with consultation and recommendations provided by Pearl Meyer. Pursuant to the Director Compensation Program, we do not pay director fees to directors who are employees. Retainers are paid to our non-employee directors on the date of our annual stockholders meeting or, in respect of non-employee directors appointed to our board of directors after the annual stockholders meeting, on the date of appointment but pro-rated to reflect the number of whole or partial months remaining until the next annual stockholders meeting.  In June 2019, our non-employee directors received an annual retainer of $40,000. Our non-employee Chairman received an additional annual cash retainer in the amount of $30,000 per year. Non-employee directors received additional annual retainers of $10,000 for serving on the audit committee (or $20,000 for serving as the chair of the audit committee), $7,500 for serving on the compensation committee (or $15,000 for serving as the chair of the compensation committee) and $5,000 for serving on the nominating and corporate governance committee (or $10,000 for serving as the chair of the nominating and corporate governance committee). The retainers paid in June 2019 reflected the periodic assessment of our Director Compensation Program with analysis and recommendations by Pearl Meyer in December 2018, followed by our compensation committee recommendation, and our board of directors approval in March 2019 of an increase in the annual retainer for non-employee directors from $35,000 to $40,000; the increase in the annual cash retainer for our Chairman from $25,000 to $30,000; and the increase for serving on the nominating and corporate governance committee to from $4,000 to $5,000 (or from $8,000 to $10,000 for serving as the chair of the nominating and corporate governance committee).

In lieu of a cash retainer, each non-employee director will also have the ability to elect to receive a stock award consisting of that number of fully vested shares of common stock calculated by dividing the amount of the cash retainer by the fair market value of the common stock on the date of our annual meeting of stockholders, rounded to the nearest whole share. For 2019, each of Drs. Lundberg and Jenkins and Messrs. Bertrand, Mott and Rodgers elected to receive a stock award in lieu of their respective 2019 annual cash retainers as calculated pursuant to the preceding sentence. Members of our board of directors are also reimbursed for reasonable travel and other out-of-pocket expenses.

Following the periodic assessment of our Director Compensation Program in December 2018, with analysis and recommendations by Pearl Meyer, in March 2019, our compensation committee recommended, and our board of directors approved a change in the manner in which the number of shares of our common stock subject to the initial appointment stock option grant and the ongoing stock option grant will be determined. Beginning in March 2019, upon initial appointment or election to our board of directors, under the Director Compensation Program each non-employee director will be automatically granted an option to purchase shares of our common stock with a grant date fair value of $240,000, but with a maximum number of 75,000 shares. In addition, each continuing non-employee director who has been serving on our board of directors for at least six months as of the date of any annual meeting of our stockholders and who will continue to serve as a non-employee director immediately following such meeting is automatically granted an option to purchase shares of our common stock with a grant date fair value of $120,000, but with a maximum number of 50,000 shares. Each initial non-employee director stock option vests with respect to 1/36th of the shares on each monthly anniversary of the grant date, subject to the non-employee director’s continued service on our board of directors through such date. Each annual stock option granted to our non-employee directors, vests with respect to 1/12th of the shares on each monthly anniversary of the grant date, subject to acceleration in full immediately prior to the next annual stockholders meeting, subject to the non-employee director’s continued service on our board of directors through such date. The Director Compensation Program also provides that upon a “Change in Control” of Ardelyx (as defined in our equity incentive plan), all outstanding equity awards granted under an equity incentive plan maintained by Ardelyx that are held by a non-employee director will become fully vested and/or exercisable.

During 2019, each of our non-employee directors, other than Dr. Block, was granted an annual option to purchase 50,000 shares of our common stock in June 2019 pursuant to the Director Compensation Program. Dr. Block was appointed to our board of directors in March 2019, at which time he was granted an option to purchase 75,000 shares of our common stock. Ms. Cadoret-Manier was appointed to our board of directors in March 2020, at which time she was granted an option to purchase 65,890 shares of our common stock.

2019 Director Compensation Table

The following table sets forth information for the year ended December 31, 2019 regarding the compensation awarded to, earned by or paid to our non-employee directors. Because Ms. Cadoret-Manier was appointed to our board of directors in March 2020, and did not receive any compensation during the year ended December 31, 2019, she is omitted from the table below.

	Fees Earned
	or Paid in		Option	All Other
Name	Cash ($)		Awards (1) ($)	Compensation ($)	Total ($)
Robert Bazemore	47,500		94,485	—	141,985
William Bertrand, Jr.	50,000	(2)	94,485	—	144,485
Geoffrey A. Block, M.D.	55,000		175,508	—	230,508
Annalisa Jenkins, MBBS, FRCP(3)	55,000	(2)	94,485	—	149,485
Jan Lundberg, Ph.D.	47,500	(2)	94,485	—	141,985
David Mott	90,000	(2)	94,485	—	184,485
Gordon Ringold, Ph.D.	50,000		94,485	—	144,485
Richard Rodgers	67,500	(2)	94,485	—	161,985

(1)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the non-employee members of our board of directors during 2019 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock option reported in the Option Awards column are set forth in Note 8 to the audited financial statements included in our Annual Report on Form 10 - K filed on March 6, 2020. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based vesting provisions. Note that amounts reported in this column reflect the accounting for cost for these stock options, and do not correspond to the actual economic value that may be received by the directors from the options.

(2)

Pursuant to the Director Compensation Program, each of Drs. Lundberg and Jenkins and Messrs. Bertrand, Mott and Rodgers elected to receive a stock award in lieu of their respective 2019 annual cash retainers. The fully vested stock awards consisted of 17,335, 20,072, 18,248, 32,846 and 24,635 shares of our common stock for Drs. Lundberg and Jenkins and Messrs. Bertrand, Mott, and Rodgers, respectively. The number of shares of our common stock issued was calculated by dividing the annual retainer otherwise payable in cash at the 2019 Annual Meeting of Stockholders as reported in this column by $2.74, which was the closing trading price of our common stock on the date of the 2019 Annual Meeting of Stockholders, rounded down to the nearest whole share.

(3)	Dr. Jenkins stepped down from our board of directors in March 2020.

As of December 31, 2019, each of our non-employee directors held the following outstanding options:

Name	Shares Subject to Outstanding Options
Robert Bazemore	105,000
William Bertrand, Jr.	120,000
Geoffrey A. Block, M.D.	82,500
Annalisa Jenkins, MBBS, FRCP	120,000
Jan Lundberg, Ph.D.	80,000
David Mott	110,000
Gordon Ringold, Ph.D.	140,000
Richard Rodgers	140,000

Because Ms. Cadoret-Manier was appointed to our board of directors in March 2020, and did not hold outstanding options as of December 31, 2019, she is omitted from the table above.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of March 31, 2020.

Name	Age	Position(s)
Michael Raab	55	President, Chief Executive Officer and Director
Keith Santorelli	46	Acting Principal Financial and Accounting Officer
Elizabeth Grammer, Esq.	56	Chief Legal and Administrative Officer
David Rosenbaum, Ph.D.	59	Chief Development Officer

The following biographical information is furnished with regard to our executive officers (except for Mr. Raab, whose biographical information appears above under “Class II Directors”) as of March 31, 2020:

Keith Santorelli has served as our acting principal financial and accounting officer since March 2020. Mr. Santorelli is a Certified Public Accountant with over 25 years of finance and accounting experience. Mr. Santorelli is President and Lead Consultant at Thomas Advisory Partners, LLC, a consultancy. Prior to joining the Company on an interim contract basis, Mr. Santorelli served as chief accounting officer and chief financial officer and/or held executive-level finance roles at various privately held and publicly traded companies, including most recently at Dicerna Pharmaceuticals, Inc., where Mr. Santorelli served as Vice President, Finance and Corporate Controller from November 2016 to May 2018. Mr. Santorelli holds a Bachelor’s degree in Accountancy from the University of Massachusetts, as well as a Master of Arts degree from McGill University.

Elizabeth Grammer, Esq., has served as our Chief Legal and Administrative Officer since January 2020, and formerly as our General Counsel since May 2014, and as our vice president responsible for legal affairs from December 2012 until May 2014. From 2006 to December 2012, Ms. Grammer served as an independent outside corporate counsel for public and private biotechnology companies, including Ardelyx from January 2010 until December 2012. From 2001 to 2006, Ms. Grammer served as Vice President and General Counsel of Trine Pharmaceuticals, Inc., a biopharmaceutical company. In addition, Ms. Grammer previously served as independent outside corporate counsel to GelTex Pharmaceuticals, a biopharmaceutical company. Ms. Grammer received a B.A. from Boston University and a J.D. from Stanford Law School.

David Rosenbaum, Ph.D., has served as our Chief Development Officer since January 2017 and formerly served as our vice president responsible for drug development from January 2010 to January 2017. From 2003 to 2008, he was Vice President of Drug Development for Trine Pharmaceuticals, Inc., a biopharmaceutical company, where he was developing a novel non-systemic therapeutic for the treatment of IBS. In addition, Dr. Rosenbaum previously served as Vice President of Preclinical Research and Development at GelTex Pharmaceuticals, a biopharmaceutical company, where he was responsible for the preclinical development of Renagel and Welchol. He received a B.A. in Biology from the University of Pennsylvania, a M.S. in Toxicology from Albany Medical College and a Ph.D. in Pharmacology from Boston University School of Medicine.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or NEOs. As a “smaller reporting company” as defined in Item 10(f), we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

Our compensation committee, appointed by our board of directors, is responsible for establishing, implementing and monitoring our compensation philosophy and objectives. We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2019 were as follows:

•	Michael Raab, President and Chief Executive Officer;
•	David Rosenbaum, Ph.D., Chief Development Officer; and
•	Elizabeth Grammer, Esq., Chief Legal and Administrative Officer.

2019 Summary Compensation Table

The following table shows information regarding the compensation of our NEOs for services performed in the year ended December 31, 2019.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Total ($)
Michael Raab	2019	595,000	—	740,922	393,000	1,728,922
President & Chief Executive Officer	2018	575,000	860,000	2,541,683	205,563	4,182,246
David Rosenbaum, Ph.D.	2019	428,250	—	195,408	189,000	812,658
Chief Development Officer	2018	414,000	430,000	760,156	107,640	1,711,796
Elizabeth Grammer, Esq.	2019	414,000	—	195,408	182,000	791,408
Chief Legal and Administrative Officer	2018	400,000	430,000	760,156	104,000	1,694,156

(1)

The amount reported in the Stock Awards and Option Awards columns represent the grant date fair value of the restricted stock units and stock options granted to our NEOs as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the restricted stock units and stock options reported in the Stock Awards and Option Awards columns are set forth in Note 8 to the audited financial statements included in our Annual Report on Form 10‑K filed on March 6, 2020. The amounts reported in this column exclude the impact of forfeitures related to service-based vesting conditions. For the restricted stock units granted in 2018 that are subject to performance conditions, the value is based on the probable outcome of such performance conditions and also equals the value of the award at the grant date assuming the highest level of achievement of performance conditions. Note that the amounts reported in these columns reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be received by the NEOs from the equity awards.

(2)

The amounts reported in the Non-Equity Incentive Plan Compensation column represent the annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain company and individual performance objectives. Please see the description of the annual performance bonuses paid to our NEOs in “— Narrative to 2019 Summary Compensation Table and Outstanding Equity Awards at 2019 Fiscal Year-End — Terms and Conditions of Annual Bonuses” below.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth specified information concerning unexercised stock options and unvested restricted stock units for each of the NEOs outstanding as of December 31, 2019.

	Option Awards						Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares that Have Not Vested as ($) (4)
Michael Raab	9/15/2010		36,123	—	1.08	10/26/2020	—	—
	8/1/2011		267,892	—	0.54	8/11/2021	—	—
	1/6/2015	(1)	75,000	—	23.02	1/6/2025	—	—
	1/15/2016	(1)	294,981	6,277	10.55	1/15/2026	—	—
	1/19/2017	(1)	231,977	86,164	13.90	1/19/2027	—	—
	8/9/2017	(2)	79,535	—	4.70	8/9/2027	—	—

	1/16/2018	(1)	187,041	203,307	7.10	1/16/2028	—	—
	7/26/2018	(1)	65,520	119,480	4.30	7/26/2028	—	—
	7/26/2018	(3)	—	—	—	—	200,000	1,501,000
	1/17/2019	(1)	104,270	350,730	2.32	1/17/2029	—	—
David Rosenbaum, Ph.D.	1/6/2015	(1)	12,620	—	23.02	1/6/2025	—	—
	1/15/2016	(1)	88,494	1,883	10.55	1/15/2026	—	—
	1/19/2017	(1)	77,325	28,722	13.90	1/19/2027	—	—

	8/9/2017	(2)	26,512	—	4.70	8/9/2027	—	—

	1/16/2018	(1)	56,112	60,992	7.10	1/16/2028	—	—
	7/26/2018	(1)	19,383	35,347	4.30	7/26/2028	—	—
	7/26/2018	(3)	—	—	—	—	100,000	750,500
	1/17/2019	(1)	27,500	92,500	2.32	1/17/2029	—	—
Elizabeth Grammer, Esq.	11/11/2012		2,500	—	3.42	11/11/2022	—	—
	12/6/2012		62,222	—	3.42	12/6/2022	—	—
	1/6/2015	(1)	11,450	—	23.02	1/6/2025	—	—
	1/15/2016	(1)	100,561	2,140	10.55	1/15/2026	—	—
	1/19/2017	(1)	57,994	21,541	13.90	1/19/2027	—	—

	8/9/2017	(2)	19,884	—	4.70	8/9/2027	—	—

	1/16/2018	(1)	56,112	60,992	7.10	1/16/2028	—	—
	7/26/2018	(1)	19,383	35,347	4.30	7/26/2028	—	—
	7/26/2018	(3)	—	—	—	—	100,000	750,500
	1/17/2019	(1)	27,500	92,500	2.32	1/17/2029	—	—

(1)

The option vests and becomes exercisable in substantially equal monthly installments over four years from the vesting commencement date, subject to the holder continuing to provide services to us through each such date.

(2)

The option vested as to two-thirds of the shares subject to the equity award on December 31, 2018 and the remaining one-third of the shares subject to the option vested on June 1, 2019, subject to the holder continuing to provide services to us through each such date.

(3)

The restricted stock units vest in full upon the acceptance for filing by the U.S. Food and Drug Administration of our new drug application for tenapanor for the treatment of hyperphosphatemia, which must occur on or before December 31, 2020, subject to the holder continuing to provide services to us through the vesting date.

(4)	The market value of shares or units of shares that have not vested is calculated based on the closing trading price of our common stock as of December 31, 2019, which was $7.505.

Narrative to 2019 Summary Compensation Table and Outstanding Equity Awards at 2019 Fiscal Year End

Terms and Conditions of Employment Arrangements with our NEOs

We have entered into agreements with each of the NEOs in connection with his or her employment with us. These agreements set forth the terms and conditions of employment of each named executive officer, including base salary, initial equity award grants, and standard employee benefit plan participation.

Our board of directors or the compensation committee reviews each NEO’s base salary from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities. For fiscal year 2019, Mr. Raab’s annual base salary was $595,000, Dr. Rosenbaum’s annual base salary was $428,250 and Ms. Grammer’s annual base salary was $414,000. In addition, for 2019, Mr. Raab, Dr. Rosenbaum and Ms. Grammer each had an annual bonus target of 60%, 40% and 40%, respectively, of base salary awarded based on the achievement of certain corporate performance goals set by the board of directors.

In June 2014, we entered into an amended and restated employment agreement with Mr. Raab. We also entered into an amended and restated change in control severance agreement with Dr. Rosenbaum and Ms. Grammer effective January 2017 and January 2018, respectively.

Under Mr. Raab’s amended and restated employment agreement, in the event Mr. Raab’s employment with us is involuntarily terminated for reason other than “cause” or he resigns for “good reason” (each, as defined below), in each case more than three months prior to or more than 12 months after a change in control, then Mr. Raab will receive: (i) continued payment of his annual base salary as in effect immediately prior to such termination for a period of 12 months; (ii) payment of healthcare continuation costs for him and his eligible dependents for up to 12 months following the date of such termination; and (iii) 12 months of accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. In the event Mr. Raab’s employment with us is involuntarily terminated for reason other than cause or he resigns for good reason, in each case within three months prior to and 12 months after a change in control, then Mr. Raab will receive: (i) a lump sum amount equal to 1.5 multiplied by the sum of his base salary as in effect immediately prior to such termination and his target annual bonus for the year of termination; (ii) payment of healthcare continuation costs for him and his eligible dependents for up to 18 months following the date of such termination; and (iii) full accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. The foregoing severance benefits are subject to Mr. Raab’s timely execution and non-revocation of a general release of claims against the Company and its affiliates.

Under each of Dr. Rosenbaum’s and Ms. Grammer’s amended and restated change in control severance agreement, in the event Dr. Rosenbaum’s or Ms. Grammer’s, as applicable, employment with us is involuntarily terminated for reason other than cause or he/she resigns for good reason, in each case more than three months prior to or more than 12 months after a change in control, then Dr. Rosenbaum or Ms. Grammer, as applicable, will receive: (i) continued payment of his/her annual base salary as in effect immediately prior to such termination for a period of nine months; and (ii) payment of healthcare continuation costs for him/her and his/her eligible dependents for up to 12 months following the date of such termination. In the event Dr. Rosenbaum’s or Ms. Grammer’s employment, as applicable, with us is involuntarily terminated for reason other than cause or he/she resigns for good reason, in each case within three months prior to and 12 months after a change in control, then Dr. Rosenbaum or Ms. Grammer, as applicable, will receive: (i) a lump sum amount equal to the sum of his/her base salary as in effect immediately prior to such termination and his target annual bonus for the year of termination; (ii) payment of healthcare continuation costs for him/her and his/her eligible dependents for up to 12 months following the date of such termination; and (iii) full accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. The foregoing severance benefits are subject to Dr. Rosenbaum’s or Ms. Grammer’s timely execution and non-revocation of a general release of claims against the Company and its affiliates, continued compliance with his confidential information agreement and a two-year post-termination nonsolicitation restrictive covenant.

For the purposes of Mr. Raab’s amended and restated employment agreement and each of Dr. Rosenbaum’s and Ms. Grammer’s amended and restated change in control severance agreement, “cause” means (i) the NEO’s theft, dishonesty or falsification of any employment or company records that is non-trivial in nature; (ii) malicious or reckless disclosure of our confidential or proprietary information or any material breach by the NEO of his/her obligations under his/her proprietary information and inventions assignment agreement with us; (iii) the conviction of the NEO of a felony (excluding motor vehicle violations) or the commission of gross negligence or willful misconduct, where a majority of the non-employee members of the board of directors reasonably determines that such act or misconduct has (A) seriously undermined the ability of the board of directors or management to entrust him with important matters or otherwise work effectively with him/her, (B) substantially contributed to our loss of significant revenues or business opportunities, or (C) significantly and detrimentally affected the business or reputation of our company or any of our subsidiaries; and/or (iv) the willful failure or refusal by the NEO to follow the reasonable and lawful directives of the board of directors, provided such willful failure or refusal continues after his receipt of reasonable notice in writing of such failure or refusal and a reasonable opportunity of not less than 30 days to correct the problem.

For the purposes of Mr. Raab’s amended and restated employment agreement and each of Dr. Rosenbaum’s and Ms. Grammer’s amended and restated change in control severance agreement, “good reason” means the occurrence of: (i) a material diminution in the NEO’s authority, duties, or responsibilities, which substantially reduces the nature or character of his/her position; (ii) a reduction by us of his/her base salary as in effect immediately prior to such reduction; (iii) a relocation of his/her principal office to a location more than 50 miles from the location of our principal office as of immediately prior to such relocation, except for required travel by him/her on company business; or (iv) any material breach by us of any provision of the NEO’s employment agreement or offer letter which we do not cure within 30 days following written notice from the NEO, provided that in order for “good reason” to exist, each of the following conditions must be met: (i) the foregoing good reason conditions must have occurred without the NEO’s express written consent; (ii) the NEO must provide written notice to us of such condition within 30 days of the initial existence of the condition; (iii) the condition specified in such notice must remain uncorrected for 30 days after receipt of such notice; and (iv) the date of the NEO’s resignation of employment must occur within 60 days after the initial existence of the condition specified in such notice.

Terms and Conditions of Annual Bonuses

For 2019, our NEOs were eligible to receive performance-based cash incentives pursuant to the achievement of certain corporate performance objectives. The performance goals for these annual performance cash bonuses were evaluated by our compensation committee and approved by our board of directors. The determination of the amount of bonuses paid to our NEOs generally reflects a number of considerations, including the performance of the company against corporate goals.

For determining performance bonus amounts for our NEOs for 2019, our board of directors set certain corporate performance goals. In setting these goals, our board of directors considered the status of our research and discovery programs and our financial status. Each NEO’s target bonus opportunity is expressed as a percentage of base salary which can be achieved by meeting corporate performance goals. Our board of directors or our compensation committee has historically reviewed these target percentages to ensure they are adequate, but does not follow a formula. Instead, our board of directors or our compensation committee has set these rates based on each participating executive’s experience in her or his role with our company and the level of responsibility held by each executive, which the board of directors or our compensation committee believe directly correlates to her or his ability to influence corporate results. For fiscal year 2019, our board of directors used a guideline target bonus opportunity of 60% of base salary for Mr. Raab and 40% of base salary for Dr. Rosenbaum and Ms. Grammer.

The compensation committee determined that the company’s performance against its 2019 corporate goals be set at 110% to reflect the company’s overall performance during 2019.

Following its review and determinations of corporate and individual achievements for 2019, the compensation committee awarded cash bonuses to Dr. Rosenbaum and Ms. Grammer in amounts equal to 110% of each of their target bonuses for 2019, and the board of directors awarded cash bonuses to Mr. Raab in the amount equal to 110% of his target bonus for 2019. The NEOs’ 2019 bonuses are set forth in the “2019 Summary Compensation Table” above.

Terms and Conditions of Equity Award Grants

Each of our NEOs received equity award grants in 2019. The table above entitled “Outstanding Equity Awards at 2019 Fiscal Year End” describes the material terms of the awards granted in 2019 and of the other equity awards made in past fiscal years to each NEO. In January 2019, in connection with our annual compensation review, each of Mr. Raab, Dr. Rosenbaum and Ms. Grammer were granted an option to purchase 455,000, 120,000 and 120,000 shares of our common stock, respectively, under our 2014 Plan at an exercise price equal to $2.32, which was our fair market value of our common stock on the grant date. The options vest and become exercisable in substantially equal monthly installments over four years, subject to the NEO continuing to provide services to us through such dates.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2019, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (3)
Equity Compensation Plans Approved by Stockholders (1)(2)	8,122,525	$6.55	1,716,384
Equity Compensation Plans Not Approved by Stockholders (4)	—	—	1,000,000
Total	8,122,525	$6.55	2,716,384

(1)

Includes the Ardelyx, Inc. 2014 Equity Incentive Plan, 2014 Employee Stock Purchase Plan and 2008 Stock Incentive Plan, as amended. The number of shares of common stock that may be issued pursuant to outstanding awards under the 2008 Stock Incentive Plan and the 2014 Equity Incentive Plan include: (A) outstanding awards of 849,757 for restricted stock units and (B) 7,272,768 stock options. The weighted average exercise price shown is for stock options; other outstanding awards had no exercise price. No new awards may be made under the 2008 Stock Incentive Plan.

(2)

The Ardelyx, Inc. 2014 Equity Incentive Plan and the Ardelyx, Inc. 2014 Employee Stock Purchase Plan contain “evergreen” provisions, pursuant to which (i) the number of shares of common stock reserved for issuance pursuant to awards under the 2014 Equity Inventive Plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the lesser of (A) four percent (4.0%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of stock as determined by our board of directors; provided, however, that no more than 10,683,053 shares of stock may be issued upon the exercise of incentive stock options, and (ii) the number of shares of common stock which will be authorized for sale under our 2014 Employee Stock Purchase Plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the lesser of (A) one percent (1.0%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of stock as determined by our board of directors.
(3)

Includes 519,578 shares that were available for future issuances as of December 31, 2019 under the 2014 Employee Stock Purchase Plan, which allows eligible employees to purchase shares of common stock with accumulated payroll deductions.

(4)	Includes the Ardelyx, Inc. 2016 Employment Commencement Incentive Plan.

Material Features of the 2016 Employment Commencement Incentive Plan

In November 2016, our board of directors adopted our 2016 Employment Commencement Incentive Plan, or the 2016 Plan, pursuant to Rule 5653(c)(4) of The Nasdaq Global Market. The principal purpose of the 2016 Plan is to promote the success and enhance the value of the company by inducing new employees to commence employment with us, and by aligning the individual interests of new employees with the interests of our stockholders. Awards granted under the 2016 Plan are intended to constitute “employment inducement awards” under Nasdaq Listing Rule 5635(c)(4) and therefore, the 2014 Plan is intended to be exempt from the Nasdaq Listing Rules regarding shareholder approval of stock option and stock purchase plans. A total of 1,000,000 shares of our common stock were reserved for issuance under the 2016 Plan. The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock units, restricted stock awards, stock appreciation rights, and other stock-based and cash-based awards. These awards may be granted to individuals who are then new employees, or are commencing employment with us or one of our subsidiaries following a bona fide period of non-employment with us, and for whom such awards are granted as a material inducement to commencing employment with us or one of our subsidiaries. As of December 31, 2019, we had not granted any awards under the 2016 Plan, and 1,000,000 shares remained available for future grants.

The 2016 Plan is administered by the compensation committee and the board of directors. In the event of a change in control in which the successor corporation refuses to assume or substitute any outstanding award under the 2016 Plan, the vesting of such award will accelerate in full. The board of directors may terminate, amend, or modify the 2016 Plan at any time, provided that no termination or amendment may impair any rights under any outstanding award under the 2016 Plan without the consent of the holder.

We filed a registration statement on Form S‑8 with the SEC covering the shares of common stock that may be issued under the 2016 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of April 15, 2020, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors and nominees for director;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 15, 2020 through the exercise of stock options, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 89,056,759 shares of our common stock outstanding as of April 15, 2020. Shares of our common stock that a person has the right to acquire within 60 days of April 15, 2020 pursuant to the exercise of outstanding stock options, warrants or other rights are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Ardelyx, Inc., at 34175 Ardenwood Blvd., Fremont, CA 94555.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Outstanding Shares Beneficially Owned		Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
5% and Greater Stockholders
Entities Associated with New Enterprise Associates(1)	16,135,047		1,401,870	17,536,917	19.39%
Adage Capital Partners, L.P. (2)	5,698,342		—	5,698,342	6.40%
RA Capital Management, L.P. (3)	5,358,863		168,225	5,527,088	6.21%
BlackRock, Inc. (4)	4,242,362		—	4,242,362	4.76%
Entities Associated with Deerfield (5)	7,004,253		—	7,004,253	7.87%
Entities Associated with Rock Springs Capital (6)	4,850,000		140,187	4,990,187	5.60%

Named Executive Officers and Directors
Michael Raab	119,297	(7)	1,511,030	1,630,327	1.70%
David Rosenbaum, Ph.D. (8)	151,196		432,116	583,312	*	%
Elizabeth Grammer	21,498	(9)	412,947	434,445	*	%
David Mott (10)	87,566		110,000	197,566	*	%
Robert Bazemore	—		105,000	105,000	*	%
William Bertrand, Jr.	52,135		120,000	172,135	*	%
Geoffrey A. Block, M.D.	—		38,750	38,750	*	%
Jan M. Lundberg, Ph.D.	29,121		71,666	100,787	*	%
Gordon Ringold, Ph.D.	35,000	(11)	140,000	175,000	*	%
Richard Rodgers	68,377		140,000	208,377	*	%
Onaiza Cadoret-Manier	—		5,490	5,490	*	%
All directors and executive officers as a group (11) persons)	564,190		3,086,999	3,651,189	3.96%

*     Indicates beneficial ownership of less than 1% of the total outstanding shares of common stock.

(1)

Includes (i) 9,569,210 shares held by New Enterprise Associates 12, Limited Partnership (“NEA 12”), and 560,748 shares that may be acquired by NEA 12 upon the exercise of warrants within 60 days of April 15, 2020; (ii) 3,082,186 shares held by New Enterprise Associates 15, L.P. (“NEA 15”), and 420,561 shares that may be acquired by NEA 15 upon the exercise of warrants within 60 days of April 15, 2020; (iii) 3,482,186 shares held by NEA 15 Opportunity Fund, L.P. (“NEA 15‑OF” and collectively with NEA 12 and NEA 15, the “Funds”), and 420,561 shares that may be acquired by NEA 15‑OF upon the exercise of warrants within 60 days of April 15, 2020, and (iv) 1,465 shares held by NEA Ventures 2008, L.P. (“Ven 2008” and collectively with NEA 15‑OF, NEA 12 and NEA 15, the “Funds”). The shares directly held by NEA 12 are indirectly held by NEA Partners 12, L.P. (“NEA Partners 12”), the sole general partner of NEA 12, NEA 12 GP, LLC (“NEA 12 LLC”), the sole general partner of NEA Partners 12 and each of the individual Managers of NEA 12 LLC. The individual managers of NEA 12 LLC (collectively the “NEA 12 Managers”) are Forest Baskett Patrick J. Kerins and Scott D. Sandell. The shares directly held by Ven 2008 are indirectly held by Karen P. Welsh, the general partner of Ven 2008. The shares directly held by NEA 15 are indirectly held by NEA Partners 15, L.P. (“NEA Partners 15”), the sole general partner of NEA 15, NEA 15 GP, LLC (“NEA 15 LLC”), the sole general partner of NEA Partners 15 and each of the individual Managers of NEA 15 LLC. The individual managers of NEA 15 LLC (collectively the “NEA 15 Managers”) are Forest Baskett, Anthony A Florence, Jr., Joshua Makower, Mohamad Makhzoumi, Peter W. Sonsini and Scott D. Sandell. The shares directly held by NEA 15 OF are indirectly held by NEA Partners 15‑OF, L.P. (“NEA Partners 15‑OF”), the sole general partner of NEA 15 OF, NEA 15 LLC, the sole general partner of NEA Partners 15‑OF and each of the NEA 15 Managers. NEA 12, NEA Partners 12 NEA 12 LLC and the NEA 12 Managers share voting and dispositive power with regard to the Company’s securities directly held by NEA 12. NEA 15, NEA Partners 15, NEA 15 LLC and the NEA 15 Managers share voting and dispositive power with regard to the Company’s securities directly held by NEA 15. NEA 15‑OF, NEA Partners 15‑OF, NEA 15 LLC and the NEA 15 Managers share voting and dispositive power with regard to the Company’s securities directly held by NEA 15‑OF. Karen P. Welsh, the general partner of Ven 2008, has voting and dispositive power with regard to the Company’s securities directly held by Ven 2008. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The address of NEA 12, NEA 15, NEA 15‑OF and Ven 2008 is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(2)

Includes 5,698,342 shares as reported on Amendment No. 2 to Schedule 13G/A filed with the SEC on February 12, 2020 by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchinson and Phillip Gross (collectively, the “Adage Reporting Persons”). ACPGP is the general partner of ACP, and may be deemed to own beneficially the shares held by ACP. ACA is the managing member of ACPGP and general partner of ACP, and may be deemed to own beneficially the shares held by ACP. Messrs. Atchinson and Gross are each a managing member of ACA, managing member of ACPGP and general partner of ACP, and may be deemed to own beneficially the shares held by ACP. The principal business of the Adage Reporting Persons is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(3)

Includes 5,527,088 shares as reported on Schedule 13G/A filed with the SEC on February 14, 2020 by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah. Includes (i) 4,580,361 outstanding shares and 137,944 Warrant Shares underlying warrants held by RA Capital Healthcare Fund, L.P. (the “Fund”) and (ii) 778,502 outstanding shares and 30,281 Warrant Shares underlying warrants held in a separately managed account (the “Account”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Account and may be deemed a beneficial owner, for purposes of Section 13(d) of the Securities Exchange Act of 1934 of any securities of the Issuer held by the Fund and the Account. RA Capital has their principal business offices at 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(4)

Includes 4,242,362 shares as reported on Amendment No. 1 to Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock, Inc. BlackRock, Inc. has its principal business office at 55 East 52nd Street, New York, NY 10055.

(5)

Includes 7,004,253 shares as reported on Amendment No. 1 to Schedule 13G/A filed with the SEC on February 13, 2020 by Deerfield Mgmt, L.P. (“Deerfield Mgmt”), Deerfield Management Company, L.P. (“Deerfield Management”), Deerfield Special Situations Fund, L.P. (“Special Situations”), Deerfield Partners, L.P. (“Deerfield Partners”) and James E. Flynn (collectively, the “Deerfield Reporting Persons”) pursuant to a joint filing agreement. Deerfield Mgmt is the general partner of Special Situations and Deerfield Partners, and may be deemed to own beneficially the shares held by Special Situations and Deerfield Partners. Deerfield Management is the investment advisor of Special Situations and Deerfield Partners, and may be deemed to own beneficially the shares held by Special Situations and Deerfield Partners. The principal business address of the Deerfield Reporting Persons is 780 Third Avenue, 37th Floor, New York, NY 10017.

(6)

Includes 4,990,187 shares, comprised of  (i) 4,850,000 outstanding shares and 140,187 Warrant Shares underlying warrants, as reported on Amendment No. 1 to Schedule 13G/A filed with the SEC on February 14, 2020 on behalf of Rock Springs Capital Management LP, Rock Springs Capital LLC and Rock Springs Capital Master Fund LP (collectively, the “Rock Springs Reporting Persons”) pursuant to a joint filing agreement. The Rock Springs Reporting Persons may be deemed to have shared voting and dispositive power with respect to the shares held by them, and may be deemed beneficial owners of such shares  The principal business address of the Rock Springs Reporting Persons is 650 South Exeter, Suite 1070, Baltimore, MD 21202.

(7)

Consists of (i) 8,057 shares directly owned by Mr. Raab, (ii) 110,240 shares owned directly by Michael G. Raab, trustee of the Michael G. Raab Living Trust dated July 25, 2012, (iii) an aggregate of 1,000 shares owned directly by trusts for the benefit of Mr. Raab’s children.

(8)

Consists of (i) 62,966 shares directly owned by Dr. Rosenbaum, (ii) 365,792 shares that may be acquired directly by Dr. Rosenbaum pursuant to the exercise of stock options or the vesting of restricted stock units within 60 days of April 15, 2020, (iii) 77,592 shares owned indirectly owned by David Paul Rosenbaum and Susan Edelstein Rosenbaum, Trustees of the David Paul Rosenbaum Family Trust, (iv) 10,638 shares owned directly by Dr. Rosenbaum’s spouse, and (v) 66,324 shares that may be acquired directly by Dr. Rosenbaum’s spouse pursuant to the exercise of stock options with 60 days of April 15, 2020.

(9)	Consists of (i) 19,431 shares directly owned by Ms. Grammer and (ii) 2,066 shares owned directly by Ms. Grammer’s son.
(10)

Mr. Mott holds the shares and the options for the benefit of entities associated with New Enterprise Associates and disclaims beneficial ownership of all shares held by him, as well as, all shares that he may acquire within 60 days of April 15, 2020, except to the extent of his actual pecuniary interest therein.

(11)

Consists of (i)  25,000 shares held by the Barthold Family Foundation, for which Dr. Ringold serves as a trustee, and (ii) 10,000 shares held in an individual retirement account for the benefit of Dr. Ringold.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the U.S. Securities and Exchange Commission, or SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met, except with respect to a late Form 5 filing for David Rosenbaum on February 20, 2020 reporting the disposition  of shares of common stock by the reporting person’s spouse, which shares were deemed to be beneficially owned by Dr. Rosenbaum.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple stockholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.

Registered Stockholders

If you are a registered stockholder and have consented to householding, then we will deliver or mail one set of our proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (510) 745‑1700 or by mail at Ardelyx, Inc., 34175 Ardenwood Blvd., Fremont, CA 94555.

If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials, as applicable, to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials for all registered stockholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

Annual Reports

This proxy statement is accompanied by our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, or the 10‑K. The 10‑K includes our audited financial statements. We have filed the 10‑K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at ir.ardelyx.com. In addition, upon written request to the Company’s Corporate Secretary at Ardelyx, Inc., 34175 Ardenwood Blvd., Fremont, CA 94555, we will mail a paper copy of our 10‑K, including the financial statements and the financial statement schedules, to you free of charge.

Other Matters

As of the date of this proxy statement, our board of directors knows of no other matters that will be presented for consideration at the 2020 Annual Meeting other than the matters described in this proxy statement. If other matters are properly brought before the 2020 Annual Meeting, then proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors:

/s/ Elizabeth Grammer
Elizabeth Grammer
Chief Legal and Administrative Officer
By Order of the Board of Directors

Fremont, California
April 24, 2020

ANNUAL MEETING OF STOCKHOLDERS OF ARDELYX, INC. June 9, 2020 via live webcast on the Internet. To register to attend the Annual Meeting online, please register at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020 and follow the instructions. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, 2019 annual report on Form 10-K and proxy card are available at http://www.astproxyportal.com/ast/19476/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330304000000000000 5 060920 2. To ratify the selection, by the Audit Committee of our Board of public accounting firm of the Company for the fiscal year ended FOR AGAINST ABSTAIN of our named executive officers as disclosed in this proxy 4. To approve, on a non-binding, advisory basis, whether a will be voted as directed herein by the undersigned shareholder. If no direction is Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "ONE YEAR" IN PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. NOMINEES: FOR ALL NOMINEESO Robert Bazemore O Gordon Ringold, Ph.D. WITHHOLD AUTHORITYO Richard Rodgers FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN Directors, of Ernst & Young, LLP as the independent registered December 31, 2020. 3. To approve, on a non-binding, advisory basis, the compensation statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”).1 YEAR 2 YEARS 3 YEARS ABSTAIN Say-on-Pay vote should occur every one (1) year, every two (2) years or every three (3) years. 5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2, FOR Proposal 3 and ONE YEAR in Proposal 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF ARDELYX, INC. June 9, 2020 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please register at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020 and follow the instructions. Be sure to have available the account number. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330304000000000000 5 060920 2. To ratify the selection, by the Audit Committee of our Board of public accounting firm of the Company for the fiscal year ended FOR AGAINST ABSTAIN of our named executive officers as disclosed in this proxy 4. To approve, on a non-binding, advisory basis, whether a will be voted as directed herein by the undersigned shareholder. If no direction is Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "ONE YEAR" IN PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. NOMINEES: FOR ALL NOMINEESO Robert Bazemore O Gordon Ringold, Ph.D. WITHHOLD AUTHORITYO Richard Rodgers FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN Directors, of Ernst & Young, LLP as the independent registered December 31, 2020. 3. To approve, on a non-binding, advisory basis, the compensation statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”).1 YEAR 2 YEARS 3 YEARS ABSTAIN Say-on-Pay vote should occur every one (1) year, every two (2) years or every three (3) years. 5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2, FOR Proposal 3 and ONE YEAR in Proposal 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, 2019 annual report on Form 10-K and proxy card are available at http://www.astproxyportal.com/ast/19476/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 ARDELYX, INC. Proxy for Annual Meeting of Stockholders on June 9, 2020 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Elizabeth Grammer and Michael Raab, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Ardelyx, Inc., to be held on June 9, 2020 at 8:30 am Pacific Time live via the Internet, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1